UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         February 6, 1996



                          TRITON ENERGY CORPORATION
            (Exact name of registrant as specified in its charter)



      Delaware                          1-7864            75-1151855
     (State or other jurisdiction of   (Commission    (IRS Employer
      incorporation)                   File Number)   Identification No.)



                       6688 North Central Expressway
                               Suite 1400
                             Dallas, Texas                 75206
           (Address of principal executive offices)      (Zip Code)



     Registrant's telephone number, including area code    (214) 691-5200




                         N/A
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Triton Energy Corporation issued a Press Release reporting financial results for the year ended December 31, 1995, on February 6, 1996, a copy of which is filed as an exhibit to this Current Report on Form 8-K.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.               Description

4.1          Certificate of Incorporation, as amended.(1)
4.2          Bylaws of Triton Energy Corporation.(1)
4.3 Specimen Stock Certificate of Common Stock, $1.00 par value, of the Company.(1)
4.4 Rights Agreement dated as of May 22, 1995, between Triton and Chemical Bank, as Rights Agent.(2)
4.5          Form of Debt Securities.(3)
4.6          Proposed Form of Senior Indenture.(3)
4.7          Proposed Form of Senior Subordinated Indenture.(3)
4.8 Certificate of Designation Establishing and Designating a Series of Shares of the Company's 5 % Convertible Preferred Stock, no par value.(1)
99.1          Press release dated February 6, 1996.(4)



(1) Previously filed as an exhibit to the Company's Annual Report on Form 10-Q for the quarter ended March 31, 1995 and incorporated herein by reference.
(2) Previously filed as an exhibit to the Company's Registration Statement on Form 8-A dated June 2, 1995 and incorporated herein by reference.
(3) Previously filed as an exhibit to the Company's Registration Statement on Form S-3 (No.33-69230) and incorporated herein by reference.
(4)    Filed herewith.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRITON ENERGY CORPORATION



Date: February 9, 1996          By: /s/Robert B. Holland, III
                                   Robert B. Holland, III, Senior Vice
                                   President and General Counsel